                               SECURITY CAPITAL


                            [ART WORK APPEARS HERE]



                            U.S. REAL ESTATE SHARES
                            1999 SEMIANNUAL REPORT



                    [LOGO OF SECURITY CAPITAL APPEARS HERE]

SECURITY CAPITAL
U.S. REAL ESTATE SHARES
--------------------------------------------------------------------------------

Security Capital U.S. Real Estate Shares is a highly focused, no-load real estate mutual fund that seeks to provide shareholders with above average returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. Long-term, the Fund's objective is to achieve top-quartile returns, as compared with other U.S. real estate mutual funds that invest primarily in real estate securities in the United States, by integrating in-depth proprietary research with sophisticated capital markets research and modeling techniques.

TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

U.S real estate securities staged a solid turnaround in the first half of 1999 ending a nearly 18-month "bear" market for these stocks. After a lackluster start to the year, stock price performance improved in April as investors partially closed the gap between real estate stock prices and the underlying real estate asset values in an industry characterized by strong operating and investment fundamentals. Real estate securities, as measured by the Wilshire Real Estate Securities Index, provided investors with a 6.8% total rate of return for the period January 1, 1999 through June 30, 1999. For the trailing 12 months ending June 30, 1999 this index returned -6.9%.

The total rate of return of Security Capital U.S. Real Estate Shares for the first half of 1999 was 10.4%, strong both in absolute terms as well as in comparison to the 6.8% return of the wilshire Real Estate Securities Index benchmark. The Fund's average annual total rate of return since December 20, 1996 (inception) through June 30, 1999 stands at 9.7% compared to 3.9% for the benchmark. This performance represents first quartile performance among real estate securities funds. We attribute this outperformance to our disciplined and highly focused investment process that examines a real estate company's value utilizing multiple valuation methodologies. At present, we believe our net asset value approach best captures the current real estate securities pricing opportunities. Our early tilt in the first half toward quality companies selling at large discounts to net asset values was rewarded by strong price increases as investors refocused on underlying asset values.

Although there appeared to be no single catalyst for the first half turnaround in real securities, a unifying theme implicit in many of the factors listed below was an overall sentiment shift by investors toward "value" and away from "growth." Specifically:

     . Private investment capital evidenced strong interest through a number of actual and rumored transactions including the announced management-lead LBO of Berkshire Realty (BRI) and Sunstone Hotel Investors (SSI), and a tender for Burnham Pacific Properties (BPP) by a private retailing company.

--------------------------------------------------------------------------------

     . The broader equity market witnessed a general rotation by equity managers out of large cap securities and into under-performing mid- and small-cap equities including REITs.

     . The rebound in energy prices and early signs of a recovery in Asia/Pacific economies signaled an end to broader concerns regarding deflationary pressures viewed as a threat to hard asset valuations including real estate.

     . Warren Buffett announced significant investment positions in two public real estate companies: Tanger Factory Outlet Centers (SKT) and Town & Country Trust (TCT), thereby rekindling interest amongst retail investors.

     Financial and operating performance indicators for real estate companies remained strong during the first half as continued strength in the U.S. economy provided for the absorption of new real estate supply at stable or increasing rents. Earnings growth for the first half for companies in the Wilshire Real Estate Securities Index reflected attractive funds from operations (FFO), a supplemental measure of real estate investment trust performance, averaging 11.1 percent with "same store" net operating income growing at 4.9 percent. At the top of the performance list were the office companies, which had FFO growth and same store NOI growth averaging 15.5 percent and 6.1 percent, respectively. Portfolio occupancies were generally stable or improving during the first half, although increased levels of new development, particularly in Southern and Southeastern markets, are likely to have an impact in the next 12 months.

     Average debt levels of publicly traded real estate companies continued to increase moderately during the first half of 1999, as real estate companies took advantage of low cost long-term debt in an environment of expensive equity capital. On average, debt levels stand at 47 percent of market capitalization, a level we consider prudent. Real estate companies are also actively pursuing acquisition "joint venture" programs driven by these same capital pricing pressures, taking advantage of a continued appetite for direct real estate investments by institutional investors. If properly structured, we expect this marriage of operating skills and long-term capital to provide select companies with an important and profitable source of growth.

--------------------------------------------------------------------------------

Our outlook for the performance of real estate securities is positive, reflecting the general health of the underlying property markets and the attractive valuation of real estate securities relative to other equities of fixed income alternatives. We believe the following trends are important to achieving favorable performance and valuations:

     . Increasing evidence of capital markets-imposed discipline on the development pipeline for speculative real estate supply.


     . Accelerating demand for real estate investments by U.S. pensions and foreign institutions is leading to stable or increasing asset values, and the opportunity for many public real estate companies to selectively cull their portfolios.

     . The strong operating capabilities and scale of many public real estate companies are being leveraged through acquisition joint ventures with private capital providing attractive opportunities for earnings growth without returning to the public equity markets.

We remain focused on those real estate companies where our research identifies high quality assets, sound business strategies, and attractive total rate of return potential. We believe that the disparity between a healthy real estate industry and the low valuations of real estate securities provides an attractive opportunity for long-term investors.

We appreciate your continued support.

Sincerely,


/s/ Anthony R. Manno Jr.                     /s/ Kenneth D. Statz

Anthony R. Manno Jr.                         Kenneth D. Statz
President                                    Managing Director

FUND PERFORMANCE
-------------------------------------------------------------------------------
The Fund's performance compared to frequently used performance benchmarks is shown in the table below. The net asset value per share (unaudited) as of June 30, 1999 was $10.59. Total dividends of $0.24 and $0.23 per share were paid to shareholders of record of Class I (Institutional) Shares and Class R (Retail) Shares, respectively, for the period ended June 30, 1999.

Security Capital U.S. Real Estate Shares
Comparative Returns versus Industry Benchmarks

Average Annual Total Returns
                                   -------------------------------------------------------------------------
                                                          One-Year         Average Annual Since Inception
Period Ended June 30, 1999              YTD 6/30/99    Since 5/30/98             12/20/96-6/30/99
------------------------------------------------------------------------------------------------------------
SC-US Real Estate Shares                   10.40%           2.71%                    9.66%
Class R (Retail) Shares
------------------------------------------------------------------------------------------------------------
SC-US Real Estate Shares                   10.48%           2.82%                    9.71%
Class I (Institutional) Shares
------------------------------------------------------------------------------------------------------------
NAREIT Equity Index/1/                      4.78%          (8.97)%                   3.17%
------------------------------------------------------------------------------------------------------------
Wilshire Real Estate                        6.78%          (6.88)%                   3.89%
Securities Index/2/
------------------------------------------------------------------------------------------------------------

Past Performance is not indicative of future results. The performance of the above-referenced indices does not include any fees or expenses, and the underlying portfolio securities of SC-US Real Estate Shares may differ from those of the indices. (1) NAREIT Equity Index is an unmanaged index of publicly traded U.S. tax-qualified REITs which have 75% or more of their gross invested book assets invested in the equity ownership of real estate; and (2) Wilshire Real Estate Securities Index is an unmanaged, market-capitalization weighted index comprising publicly traded REITs and real estate operating companies except for special and health care REITs.

Security Capital U.S. Real Estate Shares - Class R (Retail) Shares Growth of a $10,000 Investment
Period from December 20, 1996 to June 30, 1999

                             [GRAPH APPEARS HERE]


                     CUMULATIVE VALUE OF $10,000 INVESTED
                     ------------------------------------

                                        Wilshire RE         NAREIT
                          SC-US         Securities          Equity
                         Class R           Index            Index
                     --------------------------------------------------------
20-Dec-96                 $10,000             $10,000         $10,000
December                  $10,377             $10,425         $10,410
January 1997              $10,459             $10,574         $10,526
February                  $10,538             $10,580         $10,505
March                     $10,509             $10,616         $10,483
April                     $10,079             $10,273         $10,196
May                       $10,329             $10,580         $10,494
June                      $10,997             $11,104         $11,003
July                      $11,458             $11,470         $11,343
August                    $11,469             $11,385         $11,316
September                 $12,823             $12,507         $12,304
October                   $12,400             $11,976         $11,972
November                  $12,638             $12,217         $12,231
December                  $12,991             $12,489         $12,519
January 1998              $12,891             $12,313         $12,453
February                  $12,601             $12,155         $12,241
March                     $13,047             $12,395         $12,461
April                     $12,541             $12,004         $12,054
May                       $12,395             $11,889         $11,970
June                      $12,294             $11,826         $11,889
July                      $11,454             $11,003         $11,117
August                    $10,343             $ 9,860         $10,068
September                 $11,046             $10,412         $10,638
October                   $11,000             $10,269         $10,441
November                  $11,344             $10,462         $10,595
December                  $11,437             $10,313         $10,328
January 1999              $11,355             $10,089         $10,112
February                  $11,378             $10,009         $ 9,875
March                     $11,106             $ 9,955         $ 9,830
April                     $12,557             $11,016         $10,763
May                       $12,757             $11,203         $11,000
June                      $12,627             $11,012         $10,822

     ---------------------------------------------------------------------------
     --- SC-US Class R  --- NAREIT Index  --- Wilshire Real Estate Securities
                                              Index
     ---------------------------------------------------------------------------

Past Performance is not indicative of future results. The performance of SC-US Real Estate Shares Class I (Institutional) Shares is greater than that of the SC-US Real Estate Shares Class R (Retail) Shares for the time period indicated above based on the difference in expenses of each class. Prior to utilizing the Wilshire Real Estate Securities Index (WARESI), the Fund used the Wilshire REIT Index and the Bloomberg REIT Index as benchmarks but changed because WARESI most closely tracks the Fund's investment universe.

                    See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
SCHEDULE OF INVESTMENTS-JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                 Market Value
--------------------------------------------------------------------------------
          COMMON STOCKS - 95.5%
          DIVERSIFIED - 25.2%
201,200   Prentiss Properties Trust                    $  4,728,200
194,000   TrizecHahn Corporation                          3,952,750
114,300   Liberty Property Trust                          2,843,212
 71,600   Spieker Properties, Inc.                        2,783,450
 53,000   Vornado Realty Trust                            1,871,563
                                                       ------------
                                                         16,179,175

          OFFICE - 24.4%
179,800   Arden Realty, Inc.                              4,427,575
170,175   Equity Office Properties Trust                  4,360,734
 86,500   Boston Properties, Inc.                         3,103,187
187,000   Cornerstone Properties, Inc.                    2,968,625
 30,000   Highwoods Properties, Inc.                        823,125
                                                       ------------
                                                         15,683,246

          MULTIFAMILY - 21.7%
134,073   Avalon Bay Communities, Inc.                    4,960,701
 90,100   Essex Property Trust, Inc.                      3,187,288
 52,500   Apartment Investment & Management Company       2,244,375
 64,900   Charles E. Smith Residential Realty, Inc.       2,202,544
 61,800   Amli Residential Properties Trust               1,382,775
                                                       ------------
                                                         13,977,683

          HOTELS - 8.1%
126,000   Starwood Hotels & Resorts Worldwide, Inc.       3,850,875
133,000   Innkeepers USA Trust                            1,330,000
                                                       ------------
                                                          5,180,875

          REGIONAL MALLS - 6.8%
127,500   Urban Shopping Centers, Inc.                    4,016,250
 13,250   The Rouse Company                                 336,219
                                                       ------------
                                                          4,352,469

          STORAGE - 4.7%
107,000   Public Storage, Inc.                            2,996,000

          INDUSTRIAL - 4.6%
138,100   Cabot Industrial Trust                          2,934,625

          Total common stocks                          ------------
          (cost $56,941,003)                             61,304,073

                     See notes to the financial statements.

--------------------------------------------------------------------------------

   Principal
    Amount
------------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS - 5.8%
  $2,001,000     United States Treasury Bill, 2.800%, 07/08/1999         $ 1,999,911

   1,758,676     Agreement with State Street Bank and Trust Company,
                 3.250%, dated 06/30/1999, to be repurchased at
                 $1,758,835, on 07/01/1999, collateralized by
                 $1,735,000 U.S. Treasury Bond, 6.375% maturing
                 on 08/15/2027 (market value $1,796,037)                   1,758,676
                                                                         -----------
                 Total Short-term investments
                 (cost $3,758,587)                                         3,758,587
                                                                         -----------

                 Total investments - 101.3%
                 (cost $60,699,590)                                       65,062,660

                 Other liabilities in excess of assets - (1.3%)             (811,314)
                                                                         -----------

                 Net assets - 100.0%                                     $64,251,346
                                                                         -----------

                    See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF ASSETS AND LIABILITIES-JUNE 30, 1999
(UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
     Investments, at market value
     (cost $60,699,590)                                                            $65,062,660
     Dividends receivable                                                              537,449
     Deferred organization costs                                                        60,600
     Receivable from investment adviser                                                 17,773
     Other assets                                                                       17,223
                                                                                   -----------
     Total assets                                                                   65,695,705
                                                                                   -----------

LIABILITIES:
     Payable for investment securities purchased                                     1,145,944
     Payable for fund shares redeemed                                                  191,811
     Payable to distributor                                                             28,507
     Accrued expenses and other liabilities                                             78,097
                                                                                   -----------
     Total liabilities                                                               1,444,359
                                                                                   -----------
          Net assets                                                               $64,251,346
                                                                                   ===========

NET ASSETS CONSIST OF:
     Capital Stock                                                                 $65,116,114
     Undistributed net investment income                                                   146
     Accumulated undistributed net realized loss on investments                     (5,227,984)
     Net unrealized appreciation on investments                                      4,363,070
                                                                                   -----------
     Total net assets                                                              $64,251,346
                                                                                   -----------

CLASS I:
     Net assets                                                                    $61,517,006
     Shares outstanding (50,000,000 shares of $0.01 par value authorized)            5,810,317
     Net asset value and redemption price per share                                $     10.59
                                                                                   -----------

CLASS R:
     Net assets                                                                    $ 2,734,340
     Shares outstanding (50,000,000 shares of $0.01 par value authorized)              258,259
     Net asset value and redemption price per share                                $     10.59
                                                                                   -----------

                    See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF OPERATIONS-PERIOD ENDED JUNE 30, 1999
(UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividend income                                                 $ 1,959,174
   Interest income                                                      40,926
                                                                   -----------
   Total investment income                                           2,000,100
                                                                   -----------
EXPENSES:
   Investment advisory fee                                             213,430
   Distribution expense - Class I                                       84,560
   Distribution expense - Class R                                        4,369
   Administration fee                                                    7,115
   Sub-administration fee                                               48,120
   Transfer agent, custody and accounting costs                         65,224
   Federal and state registration                                       43,581
   Professional fees                                                    49,484
   Shareholders reports and notices                                     21,103
   Directors' fees and expenses                                         11,331
   Amortization of organization expenses                                11,707
   Other                                                                 1,224
                                                                   -----------
   Total expenses before reimbursement                                 561,248
                                                                   -----------
   Less: Reimbursement from adviser                                   (131,827)
                                                                   -----------
   Net expenses                                                        429,421
                                                                   -----------
      Net investment income                                          1,570,679
                                                                   -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                  2,240,619
   Change in unrealized appreciation on investments                  3,464,282
                                                                   -----------
   Net realized and unrealized gain on investments                   5,704,901
                                                                   -----------
      Net increase in net assets resulting from operations         $ 7,275,580
                                                                   -----------

                    See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    Six months ended
                                                                     June 30, 1999       Year ended
                                                                      (Unaudited)       Dec. 31, 1998
------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income                                          $  1,570,679        $  5,067,089
     Net realized gain (loss) on investments                           2,240,619          (6,891,855)
     Change in unrealized appreciation (depreciation)
      on investments                                                   3,464,282         (12,286,350)
                                                                    --------------------------------
     Net increase (decrease) in net assets resulting
      from operations                                                  7,275,580         (14,111,116)

CAPITAL SHARE TRANSACTIONS:
     Proceed from shares sold                                          9,454,042           9,750,054
     Shares issued to holders in reinvestment
      of dividends                                                       489,842             720,546
     Cost of shares redeemed                                         (46,207,905)        (11,297,204)
                                                                    --------------------------------
     Net decrease in net assets from
      capital share transactions                                     (36,264,021)           (826,604)

DISTRIBUTIONS TO
CLASS I SHAREHOLDERS:
     From net investment income                                       (1,512,162)         (4,936,792)
     From net realized gains                                                  --          (1,997,333)
     Return of capital                                                        --            (389,531)
                                                                    --------------------------------
     Total distributions Class I                                      (1,512,162)         (7,323,656)

DISTRIBUTIONS TO
CLASS R SHAREHOLDERS:
     From net investment income                                          (58,371)           (137,519)
     From net realized gains                                                  --             (12,118)
     Return of capital                                                        --             (10,851)
                                                                    --------------------------------
     Total distributions Class R                                         (58,371)           (160,488)
     Total decrease in net assets                                    (30,558,974)        (22,421,864)

NET ASSETS:
     Beginning of period                                              94,810,320         117,232,184
                                                                    ---------------------------------
     End of period                                                  $ 64,251,346        $ 94,810,320
                                                                    =================================

/1/Includes undistributed net investment income of $146 for the period ended June 30, 1999.

                    See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               Six months ended                                                 Dec. 20, 1996/1/
                                                 June 30, 1999            Year ended           Year ended            through
                                                  (Unaudited)            Dec. 31, 1998       Dec. 31, 1997/2/     Dec. 31, 1996
                                             -----------------------------------------------------------------------------------
                                               Class I    Class R     Class I    Class R    Class I    Class R
                                             -----------------------------------------------------------------------------------
For a share outstanding for each period:

Net asset value, beginning of period          $   9.82    $  9.82    $  11.95   $  11.95  $   10.38    $ 10.38      $  10.00
                                             --------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           0.22/3/   0.21/3/     0.42       0.38       0.46/3/    0.46/3/       0.02
  Net realized and unrealized gain (loss)
    on investments                                0.79      0.79       (1.80)     (1.76)      2.11       2.11          0.36
                                             --------------------------------------------------------------------------------
  Total from investment operations                1.01      1.00       (1.38)     (1.38)      2.57       2.57          0.38
                                             --------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income           (0.24)    (0.23)      (0.43)     (0.43)     (0.46)     (0.46)           --
  Dividends from net realized gains                 --        --       (0.29)     (0.29)     (0.54)     (0.54)           --
  Return of capital                                 --        --       (0.03)     (0.03)        --         --            --
                                             --------------------------------------------------------------------------------
  Total distributions                            (0.24)    (0.23)      (0.75)     (0.75)     (1.00)     (1.00)           --
                                             --------------------------------------------------------------------------------
Net asset value, end of period                $  10.59    $10.59        9.82    $  9.82   $  11.95     $11.95       $ 10.38
                                             --------------------------------------------------------------------------------
Total return/4/                                  10.48%    10.40%     (11.94)%   (11.97)%    25.20%     25.19%         3.77%

Supplemental data and ratios:
  Net assets, end of period ($000)            $ 61,517    $2,734     $90,540    $ 4,271   $116,560     $  672       $10,247
  Ratio of expenses to
    average net assets/5.6/                       1.20%     1.35%       1.00%      1.15%      0.94%      0.95%           --%
  Ratio of net investment income to
    average net assets/5.6/                       4.42%     4.27%       4.75%      4.60%      4.08%      4.07%        19,71%
Portfolio turnover rate/7/                       26.41%    26.41%     109.49%    109.49%    104.17%    104.17%           --%

/1/ Inception date.
/2/ On December 16, 1997, the Fund's existing shareholders were split into Class
    I and Class R shares based on the amount then invested in the Fund. For the year ended December 31, 1997, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets and the per share income from investment operations are presented on a basis whereby the Fund's net investment income and net expenses for the period January 1, 1997 through December 16, 1997, were allocated to each class of shares based upon the relative outstanding shares of each class as of the close of business on December 16, 1997; and the results thereof combined with the results of operations for each applicable class for the period December 17, 1997 through December 31, 1997.
/3/ Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
/4/ Not annualized for the six months ended June 30, 1999 and the period
    December 20, 1996 through December 31, 1996.
/5/ Annualized.
/6/ Without voluntary expense reimbursements of $127,809 for Class I and $4,018 for Class R for the six months ended June 30, 1999, the ratio of expenses to average net assets would have been 1.58% for both Classes, and the ratio of net investment income to average net assets would have been 4.04% for both Classes. Without voluntary expense reimbursements of $301,721 for Class I and $3,478 for Class R for the year ended December 31, 1998, the ratio of expenses to average net assets would have been 1.29% for both Classes, and the ratio of net investment income to average net assets would have been 4.46% for both Classes. Without voluntary expense reimbursements of $30,276 and $167 for the year ended December 31, 1997, the ratio of expenses to average net assets would have been 0.97% and 0.98% for Class I and Class R, respectively, and the ratio of net investment income to average net assets would have been 4.06% and 4.04% for Class I and Class R, respectively.
/7/ Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                   See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
NOTES TO THE FINANCIAL STATEMENTS - JUNE 30, 1999
(UNAUDITED)
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Security Capital U.S. Real Estate Shares (the "Fund") is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), which is an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and is a Maryland corporation. SC-REMFS is comprised of two investment portfolios, the Fund and Security Capital European Real Estate Shares. The Fund consists of Class I and Class R shares, which differ in services provided to shareholders and expenses. The Fund commenced operations on December 20, 1996.

     The following is a summary of significant accounting policies consistently followed by the Fund.

     (a) Investment Valuation - Each day securities are valued at the last sales price from the principal exchange on which they are traded. Securities that have not traded on the valuation date, or securities for which sales prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values determined by, or under the direction of, the Board of Directors Valuation Committee. Temporary cash investments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     Because the Fund may invest a substantial portion of its assets in real estate investment trusts ("REITs"), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

     (b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. As of December 31, 1998, the Fund has a realized capital loss carry forward, for federal income tax purposes, of $4,307,707 (expires December 31, 2006), available to be used to offset future realized capital gains. As of December 31, 1998, the Fund has elected for Federal income tax purposes to defer a $2,495,483 current year post October capital loss as though the loss was incurred on the first day of the next fiscal year. For the period ended December 31, 1998, ordinary distributions paid to shareholders in the amount of $141,581 were reallocated to capital gain distributions.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

(c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. The Fund intends to distribute net realized capital gains, if any, at least annually, although the Fund's Board of Directors may in the future decide to retain realized capital gains and not distribute them to shareholders.

Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have distributions paid in cash.

The characterization of shareholder distributions for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held. Distributions received from the REITs that are determined to be capital gains or losses are recorded by the Fund as a realized gain or loss on the investment. The character of such distributions, for tax and financial reporting purposes, is determined by the Fund based on estimates and information received by the Fund from the REITs.

(d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions, using the specific identification method for both financial reporting and federal income tax purposes, by comparing the original cost of the security lot sold with the net sales proceeds. It is the Fund's practice to first select for sale those securities that have the highest cost and also quality for long-term capital gain or loss treatment for tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

2.  CAPITAL SHARE TRANSACTIONS
    Transactions in shares of the Fund were as follows:

    Six Months Ended 06/30/99:
    -------------------------------------------------------------------------------------------
                                                                   Amount               Shares
                                                                 ------------------------------
    Class I Shares:
      Shares sold                                                 $   7,787,706         762,188
      Shares issued to holders in reinvestment of dividends             436,211          43,791
      Shares redeemed                                               (42,761,428)     (4,216,396)
                                                                  -----------------------------
      Net decrease                                                $ (34,537,511)     (3,410,417)
                                                                  -----------------------------

    Class R Shares:
      Shares sold                                                 $   1,666,336         166,072
      Shares issued to holders in reinvestment of dividends              53,631           5,419
      Shares redeemed                                                (3,446,477)       (348,061)
                                                                  -----------------------------
      Net decrease                                                $  (1,726,510)       (176,570)
                                                                  -----------------------------
    Year Ended 12/31/98:
    -------------------------------------------------------------------------------------------
                                                                   Amount               Shares
                                                                  -----------------------------
    Class I Shares:
      Shares sold                                                 $   5,322,503         509,433
      Shares issued to holders in reinvestment of dividends             563,921          56,034
      Shares redeemed                                               (10,809,047)     (1,100,613)
                                                                  -----------------------------
      Net decrease                                                $  (4,922,623)       (535,146)
                                                                  -----------------------------

    Class R Shares:
      Shares sold                                                 $   4,427,551         411,251
      Shares issued to holders in reinvestment of dividends             156,625          15,304
      Shares redeemed                                                  (488,157)        (47,963)
                                                                  -----------------------------
      Net increase                                                $   4,096,019         378,592
                                                                  -----------------------------

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of long term investments by the Fund for the six months ended June 30, 1999, were $18,320,740 and $53,837,593, respectively.

     As of June 30, 1999, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

          Appreciation                       $5,587,805
          (Depreciation)                     (1,224,735)
                                             ----------
          Net appreciation on investments    $4,363,070
                                             ----------

     As of June 30, 1999, the cost of investments for federal income tax purposes was $60,699,590.


4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     SC-REMFs has entered into an Investment Advisory Agreement with Security Capital Global Capital Management Group Incorporated ("GCMG"). Pursuant to the Advisory Agreement, GCMG is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 0.60% as applied to the Fund's average daily net assets.


     GCMG voluntarily agreed to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extra-ordinary items) exceed the annual rate of 1.20% and 1.35% of the net assets of the Class I and Class R shares, respectively, computed on a daily basis, for the six months ended June 30, 1999.

     GCMG also serves as the Fund's administrator. GCMG charges the Fund an administrative fee calculated daily and payable monthly, at the annual rate of 0.02% of the Fund's average daily net assets.

     State Street Bank and Trust Company ("State Street"), a publicly held bank holding company, serves as sub-administrator, custodian, and accounting services agent for the Fund. Sub-administration, custodian, and accounting services will be charged by State Street according to contractual fee schedules agreed to by the Fund.

     Boston Financial Data Services, Inc. ("BFDS"), a privately held company and an affiliate of State Street, serves as transfer agent for the Fund. Transfer agent services will be charged by BFDS according to contractual fee schedules agreed to by the Fund.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

5.   DISTRIBUTION AND SERVICING PLANS

     The Fund has adopted plans with respect to Class I and Class R shares pursuant to Rule 12b-1 under the 1940 Act ("Plans"). Under the Distribution Plans, the Fund pays to Security Capital Markets Group Incorporated in its capacity as principal distributor of the Fund's shares (the "Distributor"), a monthly distribution fee equal to, on an annual basis, 0.25% of the value of each Class' average daily net assets.

     The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of each Class' respective shares and for providing certain services to each Class' respective shareholders. The Distributor may pay third parties in respect of these services such amount as it may determine. For the six months ended June 30, 1999, the Fund has made payments totaling $339,846 as required by the adopted Plans.

6.   FORMATION AND RE-ORGANIZATION

     The Fund, formerly was the sole investment portfolio of Security Capital Employee REIT Fund Incorporated ("SCERF"), a Maryland corporation. On January 23, 1997, all of the assets and liabilities of SCERF were transferred to the Fund in a reorganization (the "Reorganization") accounted for as a pooling of interests. The Fund was restructured as one of four investment portfolios of SC-REMFs on June 30, 1998, and as one of two investment portfolios of SC-REMFs on December 31, 1998.

     The Reorganization was a taxable event to SCERF and a capital gain of $1,002,746 was realized for tax purposes. As a result, at December 31, 1998, the tax basis of securities held was $24,444 higher than their basis for financial reporting purposes.

     The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $118,099, have been paid by the Fund. These costs are being amortized over the period of benefit, but not to exceed 60 months from the Fund's commencement of operations.

7.   PRINCIPAL SHAREHOLDERS

     As of June 30, 1999, SC Realty Incorporated, a wholly owned subsidiary of Security Capital Group Incorporated, GCMG's parent corporation, owned 75.6% of the Fund's total outstanding shares.

DIRECTORS AND OFFICERS                       INVESTMENT MANAGEMENT TEAM

Anthony R. Manno Jr.                         Anthony R. Manno Jr.
Director, Chairman and President             Director, Chairman and President

Robert H. Abrams                             Kenneth D. Statz
Director                                     Managing Director

Stephen F. Kasbeer                           Kevin W. Bedell
Director                                     Senior Vice President

George F. Keane                              Anne Darnley
Director                                     Vice President

Kenneth D. Statz                             Keyvan A. Arjomand
Managing Director                            Securities Analyst

Kevin W. Bedell                              Matthew E. Lamphier
Senior Vice President                        Securities Analyst

Jeffrey C. Nellessen                         Gregory S. Millard
Vice President, Treasurer and                Securities Analyst
Assistant Secretary

David T. Novick                              Matthew D. Hansen
Vice President and Secretary                 Securities Trader

Michael J. Heller                            Yung R. Ho
Assistant Treasurer                          Analyst

                                             Andrew L. Kline
                                             Analyst

                                             Robert P. Van Bergen Jr.
                                             Analyst

                                             John H. Woo
INVESTMENT ADVISER                           Analyst

Security Capital Global Capital
Management Group Incorporated
11 South LaSalle Street
Chicago, Illinois 60603


AUDITORS                                     LEGAL COUNSEL

Arthur Andersen LLP                          Mayer, Brown & Platt
33 West Monroe Street                        1909 K Street, N.W.
Chicago, Illinois 60603                      Washington, D.C. 20006

                    [LOGO OF SECURITY CAPITAL APPEARS HERE]

               11 South LaSalle Street, Chicago, Illinois 60603
                    1-888-SECURITY www.securitycapital.com